UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 4, 2007

WILSHIRE ENTERPRISES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-4673	84-0513668
(State or incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Gateway Center, Newark, NJ, 07102
(Address of principal executive offices)

(201) 420-2796
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2007, Wilshire Enterprises, Inc. (the “Company”) entered into a letter agreement with Frank Elenio, the Company’s Senior Vice President and Chief Financial Officer, under which Mr. Elenio will continue to be employed by the Company while Mr. Elenio also provides services to an unaffiliated company. Mr. Elenio will continue to serve, on an “at-will” basis, as the Company’s Senior Vice President and Chief Financial Officer and his annual salary will be reduced to $50,000 on an annualized basis. In addition, he will retain the right to participate in the Company’s benefit plans to the extent he is qualified.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1- Letter Agreement dated September 4, 2007 between Wilshire Enterprises, Inc. and Frank Elenio.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WILSHIRE ENTERPRISES, INC. (Registrant)

Dated: September 5, 2007	By:	/s/ S. Wilzig Izak
S. Wilzig Izak
Chairman of the Board and Chief Executive Officer